                                                                                                                 Exhibit 32.1

                                                  CERTIFICATION PURSUANT TO
                                  SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                                                   AS ADOPTED PURSUANT TO
                                        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant  to  Section  1350,  Chapter  63 of Title 18,  United  States  Code,  as  adopted  pursuant  to  Section  906 of the
Sarbanes-Oxley  Act of 2002, the  undersigned,  as Chief Executive  Officer of U.S. Can  Corporation  (the  "Company"),  does hereby certify that:

1)       the Company's Form 10-Q fully complies with the  requirements  of Section 13(a) or 15(d) of the Securities  Exchange
         Act of 1934; and

2)       the  information  contained in the Company's  Form 10-Q fairly  presents,  in all material  respects,  the financial condition and results of operations of the Company.

                                                                /s/ John L. Workman

                                                                John L. Workman
                                                                Chief Executive Officer

                                                                Dated: August 8, 2003